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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  February 15, 2001
                       (Date of earliest event reported)


                                Prandium, Inc.
                                --------------
            (Exact name of Registrant as specified in its charter)


        Delaware                   33-14051                      33-0197361
        --------                   --------                      ----------
(State of Incorporation)     (Commission File No.)             (IRS Employer
                                                             Identification No.)






              18831 Von Karman Avenue, Irvine, California  92612
              ---------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (949) 757-7900
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.   Other Events

          On February 15, 2001, the Registrant announced that FRI-MRD Corporation ("FRI"), a wholly-owned subsidiary of the Registrant, elected not to pay the semi-annual interest payments past due on FRI's 15% Senior Discount Notes maturing January 24, 2002 and FRI's 14% Senior Secured Discount Notes maturing January 24, 2002 (collectively, the "FRI Notes"). Under the governing terms of the FRI Notes, FRI's failure to pay interest has become an "Event of Default" entitling the holders of FRI Notes to certain rights.

          The vesting of the right (whether or not exercised) of the holders to accelerate the FRI Notes caused an "Event of Default" to occur under the Registrant's Amended and Restated Loan and Security Agreement with Foothill Capital Corporation (the "Foothill Credit Facility"). Upon the occurrence of an Event of Default, Foothill Capital Corporation may exercise certain rights under the Foothill Credit Facility.

          The Registrant also announced on February 15, 2001 that it does not intend to pay the interest that came due February 1, 2001 with respect to the Registrant's 9 3/4% Senior Notes maturing February 1, 2002 and 10 7/8% Senior Subordinated Discount Notes maturing February 1, 2004 (together, the "Prandium Notes"). Under the terms of the Prandium Notes, the grace period for the failure to pay interest will expire on March 3, 2001. Once the grace period expires, the Registrant's failure to pay interest will become an "Event of Default," entitling the holders of the Prandium Notes to certain rights.

          The Registrant is negotiating with certain creditors and seeking to determine an acceptable capital restructuring of the Registrant and its subsidiaries. There can be no assurances that the Registrant will be able to successfully negotiate with its creditors or successfully resolve its capital structure.

          A copy of the press release with respect to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits
     --------

Exhibit   Description
-------   ----------------------------------------------------------------------

 99.1     Press Release issued by Prandium, Inc. on February 15, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated:  February 20, 2001


                                        PRANDIUM, INC.



                                        By:  /s/ Robert T. Trebing, Jr.
                                           -----------------------------------
                                           Name:  Robert T. Trebing, Jr.
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

99.1      Press Release issued by Prandium, Inc. on February 15, 2001